ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments

March 31, 2026 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 99.8%

Equity Fund – 99.8%
iShares MSCI Emerging Markets Asia ETF	166,252	$15,916,135
iShares MSCI International Momentum Factor ETF	333,088	15,994,886
iShares MSCI International Value Factor ETF	404,916	16,067,067
iShares MSCI USA Quality Factor ETF	85,584	16,415,867
iShares Russell 2000 Growth ETF(a)	52,096	16,348,246
Total Exchange Traded Funds (Cost $81,284,341)		80,742,201

MONEY MARKET FUNDS – 10.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 3.56%(b)	244,604	244,604
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 3.29%(b)(c)	8,314,860	8,314,860
Total Money Market Funds (Cost $8,559,464)		8,559,464

Total Investments – 110.4% (Cost $89,843,805)		89,301,665
Liabilities in Excess of Other Assets – (10.4%)		(8,426,127)
Net Assets – 100.0%		$80,875,538

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $19,930,073; the aggregate market value of the collateral held by the fund is $11,207,240. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,892,380.
(b)	Rate shown reflects the 7-day yield as of March 31, 2026.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments (continued)

March 31, 2026 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$80,742,201	$–	$–	$80,742,201
Money Market Fund	8,559,464	–	–	8,559,464
Total	$89,301,665	$–	$–	$89,301,665

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments (continued)

March 31, 2026 (Unaudited)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.8%
Money Market Funds	10.6
Total Investments	110.4
Liabilities in Excess of Other Assets	(10.4)
Net Assets	100.0%

Affiliated holdings are investments or an affiliate of the Trust. Transactions with affiliated companies during the period ended March 31, 2026 were as follows:

Affiliated Holding Name	Value at 6/30/2025	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 3/31/2026	Value at 3/31/2026	Dividend Income
Invesco S&P International Developed Low Volatility ETF	$38,800,240	$–	$(38,781,871)	$702,162	$(720,531)	–	$–	$–